SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                        FORM 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934



                                    November 9, 1995
                    Date of Report (Date of earliest event reported)



                               CALIFORNIA MICROWAVE, INC.
                 (Exact name of registrant as specified in its charter)


             Delaware                 0-7428              94-1668412
             (State or other          (Commission         (IRS Employer
             jurisdiction of          File Number)        Identification No.)
             incorporation)


                      650 North Mary Avenue, Sunnyvale California 94086
                     (Address of principal executive offices)  (Zip Code)


             (Registrant's telephone number, including area code):  408/732-4000































                       Item 5.  Other Events.

                       On November 9, 1995, a putative class action
             lawsuit entitled Rick Fairchild v. California Microwave, Inc. et al. was filed in the United States District Court for the Northern District of California. The plaintiff purports to represent a class of all persons who purchased common stock of California Microwave, Inc. (the "Company") between September 6, 1994 and June 29, 1995 (the "Class Period"). Named as defendants are the Company and certain of its executive officers. The complaint alleges that defendants violated various federal securities laws through material misrepresentations and omissions during the Class Period. California Microwave, Inc. believes that it has meritorious defenses to the claims alleged in this lawsuit and intends to defend the action vigorously.


                                       SIGNATURE

                       Pursuant to the requirements of the Securities
             Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CALIFORNIA MICROWAVE, INC.
                                           (Registrant)



                                      By: /s/ George L. Spillane
				          ______________________
                                      Name:  George L. Spillane
                                      Title:  Vice President


             Dated:  November 28, 1995

















